                                                                 EXHIBIT 99.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH IT MAY BE CONVERTED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

         --------------------------------------------------------------
                    NEI/GTEL ENVIRONMENTAL LABORATORIES, INC.

                          Subordinated Convertible Note

                                                           Garden City, New York
$1,254,000                                                     December 31, 1995

         NEI/GTEL Environmental Laboratories, Inc. Sub I, Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay to GTEL Environmental Laboratories, Inc., a Delaware corporation ("GTEL"), or its permitted assigns (the "Holder"), the principal sum of One Million Two Hundred Fifty-Four Thousand Dollars ($1,254,000) in lawful money of the United States of America and to pay interest in like money accruing from the date hereof until the date of payment of all of the unpaid amounts hereunder at the annual rate of _______%, compounded annually. Interest shall be payable quarterly in arrears on the last day of March, June, September and December of each year, commencing on March 31, 1996 and the outstanding principal amount hereunder shall be paid in full on December 31, 1998.

1.       Priority of Payment; Reduction in Principal Amount.

         (a) Any payments hereunder will be applied in the following order of priority: first to the payment of any fees, expenses or other costs the Company is obligated to pay hereunder; next to any accrued and unpaid interest due and owing by the Company to the Holder and then to the unpaid principal balance of this Note.

         (b) Reference is hereby made to a Marketing and Supply Agreement dated the date hereof (the "Marketing Agreement") between the Company and Groundwater Technology, Inc., a Delaware corporation ("GTI"), which provides, among other things, for an adjustment in the principal amount of this Note in the manner set forth therein.

         (c) Reference is hereby made to Section 2.6 of the Asset and Business Purchase Agreement dated the date hereof (the "Purchase Agreement") between the Company and GTEL which provides, among other things, for an adjustment in the principal amount of this Note in the manner set forth therein.

         (d) Any adjustments to the Note required to be made under the Marketing Agreement and/or the Purchase Agreement shall be effective as of December 31, 1995 and interest shall be recalculated accordingly. Any underpayment or overpayment of interest made prior to the date that the adjustment to principal is determined shall be reconciled on the next date interest is due hereunder.

2.       Payment by Conversion.

         (a) Conversion; Conversion Price. The Holder has the right, at its option, at any time and from time to time to convert, in lieu of payment of cash, all or a portion of the outstanding principal amount under this Note in amounts not less than $100,000 into that number of fully paid and nonassessable shares of the common stock, $.01 par value per share ("Common Stock") of Nytest Environmental Inc., a Delaware corporation (the "Parent"), equal to (i) the amount of principal being converted divided by (ii) the Conversion Price (as such term is defined below). If the Company provides written notice to the Holder that it will prepay all or a portion of the principal amount outstanding hereunder pursuant to Section 3 herein, the Holder shall not be permitted to convert the amount of such principal to be prepaid from the date it receives such notice and for a period of four (4) days thereafter, provided however, that if after giving such notice the Company fails to prepay in full within such four day period the amount of the prepayment set forth in the notice (a "Prepayment Failure"), any further notice of prepayment sent during the six month period beginning with the date the prepayment notice with respect to such Prepayment Failure was given, shall not suspend the Holder's right to convert all or a portion of the principal amount under the Note. The Conversion Price shall initially be equal to $1.00, subject to adjustment as set forth below. Common Stock into which this Note may be converted is referred to herein as "Conversion Stock." The Company and the Parent will not, by amendment of the Company's charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms.

         (b) Changes in Common Stock. If the Parent shall (i) combine the outstanding shares of Common Stock into a lesser number of shares, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, or (iii) issue additional shares of Common Stock as a dividend or other distribution with respect to the Common Stock, (x) the Conversion Price in effect immediately prior to any such combination of Common Stock shall, upon the effectiveness of such combination, be proportionately increased and (y) the Conversion Price in effect immediately prior to any such subdivision of Common Stock or at the record date of such dividend shall upon the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.

         (c) Reorganizations and Reclassification. If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Paragraph
(b)), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Holder shall have the right thereafter to receive upon the conversion hereof the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Holder had held the number of shares of Common Stock which were then purchasable upon the conversion of this Note. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Conversion Price) shall thereafter be applicable, as nearly as is reasonably practicable, in

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
relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Note.

         (d) Merger, Consolidation or Sale of Assets. If there shall be a merger or consolidation of the Parent with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Parent or the acquisition by the Parent of other businesses where the Parent survives as a going concern), or the sale of all or substantially all of the Parent's capital stock or assets to any other person, then as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive the number of shares of stock or other securities or property of the Parent, or of the successor corporation resulting from the merger, consolidation or sale, to which the Holder would have been entitled if the Holder had converted this Note immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 to the end that the provisions of this Section 2 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

         (e) Certificate of Adjustment. When any adjustment is required to be made in the Conversion Price, the Parent shall promptly mail to the Holder a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Delivery of such certificate shall be deemed to be a final and binding determination with respect to such adjustment unless challenged by the Holder within thirty (30) days of receipt thereof. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Note shall be convertible following the occurrence of any of the events specified in this Section 2.

         (f) Mechanics of Conversion. Before any Holder of this Note shall be entitled to convert all or a portion of this Note into shares of Common Stock or other shares of the Parent pursuant to this Section 2, it shall surrender this Note duly endorsed, at the office of the Parent, and shall give written notice by mail, postage prepaid, to the Parent at its principal corporate office, of the election to convert the same and the election, if any, of the type of securities into which it is electing to convert and shall state therein the name or names in which the certificate or certificates for shares are to be issued. The Parent shall, promptly thereafter, issue and deliver to such Holder, or the nominee or nominees of such Holder, at the address specified by such Holder, a certificate or certificates for the number of shares as aforesaid; provided, however, that if the person in whose name certificates are requested to be registered is other than the Holder of this Note, the Parent may require, prior to issuance of a certificate in the name of such other person, that it receive reasonable transfer documentation including opinions or other evidence that the issuance of certificates in such other name as requested does not and will not cause a violation of the Securities Act of 1933, as amended, any similar Federal statute at the time in effect or any applicable state securities laws. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note with such notice, and the person or persons entitled to receive the shares of stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares as of such date. If the Holder elects to convert less than the full amount outstanding under this Note, the Company shall deliver to the Holder a new note containing the same terms and conditions as set forth herein for the remaining balance hereunder.

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
         (g) Reservation of Stock Issuable Upon Conversion. The Parent shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note.

         (h) No Fractional Shares and Certificates. No fractional shares shall be issued upon conversion of this Note and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share and the Parent shall pay to the Holder in cash an amount equal to the Conversion Price then in effect multiplied by the fractional share.

         (i) Registration Rights. The shares of Common Stock issued upon conversion of this Note, if any, shall be entitled to the benefits set forth in the Registration Rights Agreement of even date herewith between the Parent and GTEL.

3.       Prepayment.

         Upon written notice received by the Holder five (5) days prior to prepayment, the Company may prepay this Note in whole or in part without premium, penalty of interest or fee at any time. If a partial prepayment is made, it will not change the due date of the principal amount outstanding or the obligation of the Company to pay interest in arrears on a quarterly basis, but will first be applied to the payment of any fees, expenses or other costs the Company is obligated to pay hereunder; next to any accrued and unpaid interest due and owing by the Company to the Holder; and then to reduce the amount of the latest principal installments payable hereunder.

4.       Payment of Costs and Expenses.

         The Company shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and all expenses and disbursements of counsel, in connection with the enforcement, after the occurrence of an Event of Default (as such term is defined below) hereunder, of any of the Holder's rights against the Company and/or the Parent under this Note (whether or not suit is instituted by or against the Holder).

5.       Guaranty and Security.

         As security for the payment, performance and observance of the obligations hereunder, this Note is secured by a Security Agreement of even date herewith by and among GTEL, the Company and the Parent (the "Security Agreement"). The payment, performance and observance of the obligations hereunder are guaranteed by the Parent pursuant to a Guaranty of even date herewith (the "Guaranty").

6.       Events of Default.

         (a) The occurrence of any of the following events shall constitute an "Event of Default":

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
                  (i) Failure of the Company to make any payments when due hereunder and the continuation of such failure for a period of five (5) business days thereafter;

                  (ii) Default in the performance (other than payment) of any liability, covenant, obligation or agreement of the Company or the Parent contained herein which default is not cured within five (5) business days after written notice thereof is given by the Holder to the Company;

                  (iii) The occurrence of an Event of Default (after giving effect to any applicable grace period) under the Security Agreement or the Guaranty;

                  (iv) if a default shall occur, which is not cured within any applicable grace period or a waiver therefor is not expressly provided in writing, (x) in the payment of any principal, interest or premium with respect to any Senior Indebtedness (as such term is defined below) or (y) under any agreement or instrument under or pursuant to which any such indebtedness may have been issued, created, assumed, guaranteed or secured by the Company or the Parent, which shall permit (assuming the giving of appropriate notice if required) the acceleration of such indebtedness (without giving effect to any standstill or acceleration blockage period) or if any such indebtedness shall be declared due and payable prior to the stated maturity thereof or shall not be paid in full at the stated maturity thereof;

                  (v) If the Company or the Parent shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due;

                  (vi) If the Company or the Parent shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the United States bankruptcy code or other applicable federal, state or similar statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or the Parent, as the case may be, or of all or any substantial part of its properties; or

                  (vii) If within thirty (30) days after the commencement of any proceedings against the Company or the Parent seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the United States bankruptcy code or other applicable federal, state or similar statute, law or regulation, such proceeding shall not have been dismissed or if, within thirty (30) days after the appointment, without the consent or acquiescence of the Company or the Parent, as the case may be, or of all or any substantial part of its properties, such appointment shall not have been vacated.

         The Company and the Parent agree that they shall give prompt written notice to the Holder upon the occurrence of an Event of Default.

         (b) Upon the occurrence at any time of an Event of Default, the aggregate amount outstanding hereunder shall, at the option of the Holder, become immediately due and payable in full without notice or demand, provided, however, that upon the occurrence of an event under Clauses (v), (vi) or (vii) above, the aggregate amount outstanding shall automatically become due and payable in full and, provided further, that during the period prior to December 31, 1997, if a default occurs under clause (i) above at such time as GTI is in default under the Marketing Agreement pursuant to a material breach by GTI thereof, the Holder shall have no right to accelerate the payment of this Note until such breach under the Marketing Agreement is cured and for a period of sixty (60) days thereafter. Upon the this Note becoming due and payable in full, whether automatically or at the Holder's election, the rights of the Company, the Parent and the Holder arising prior to the effective date thereof shall not be affected and the provisions hereof shall continue to be fully operative until all transactions entered into, rights created or amounts outstanding prior to such date have been fully disposed of, concluded or liquidated. The security interests, liens and rights granted to the Holder hereunder and under the Security Agreement shall continue in full force and effect, until all of the Obligations, as such term is defined in the Security Agreement, have been paid in full. All representations, warranties, covenants, waivers and agreements contained herein and therein shall survive termination hereof unless otherwise provided. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, the Company is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, the Company shall be liable to, and shall indemnify and hold the Holder harmless for, the amount of such payment surrendered until the Holder shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Holder in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Holder's rights under this Note and shall be deemed to have been conditioned upon such payment having become final and irrevocable. From and after maturity or acceleration of the Note, whichever shall first occur, interest shall be payable on the entire unpaid balance, until paid in full, at an annual rate equal to the lesser of fifteen percent (15%) or the highest rate permitted by law.

7.       Subordination.

         (a) Holder for itself, its successors and assigns covenants and agrees that to the extent and in the manner hereinafter set forth, this Note shall be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (defined below) solely in the manner set forth in this
Section 7. The provisions of this Section 7 are made for the benefit of all holders of Senior Indebtedness and are intended to be and are an inducement and a consideration for each holder of Senior Indebtedness, whether created on, before or after the date hereof, to acquire and hold or continue to hold such Senior Indebtedness. Any such holder may proceed to enforce such provisions and Holder for itself, its successors and assigns hereby waives notice or proof of reliance hereon by any holder of Senior Indebtedness and protest, demand for payment and notice of default.

         (b) "Senior Indebtedness" shall mean the principal, interest and any other sum due or to be due to unaffiliated third parties, but subject to the restrictions set forth in Section 7(i) below, on:

                  (i) all indebtedness of the Company or Parent, other than indebtedness represented by this Note, whether outstanding on the date hereof or hereafter created, incurred or assumed which (a) is for the existing financing of the Company which is secured by a lien against all or any portion of the properties and/or assets of the Company and which is listed on Exhibit A hereto, (b) is for all existing secured or unsecured institutional financing listed on Exhibit A attached hereto and all future financing, including without limitation, financing, whether secured or unsecured, from banks, savings and loan institutions, mortgage companies, insurance companies, governmental agencies and/or any other institution which is engaged in whole or in part in making loans in the ordinary course of its business, and (c) is for all future purchase money financing which is secured by a lien against all or any portion of the property purchased with the proceeds of such purchase money financing;

                  (ii) all obligations, liabilities and indebtedness of the Company or Parent, under leases, whether in existence on the date of execution of this Note or thereafter created or arising which are or may be capitalized under generally accepted accounting principles; and

                  (iii) amendments, renewals, extensions and refundings of any obligations of the kind described in the preceding clauses (i) and
         (ii).

Anything contained in the preceding sentence to the contrary notwithstanding,
(x) any indebtedness of the kind described in clause (i) of the preceding sentence and (y) any lease of the kind described in clause (ii) of the preceding sentence which is not described in clause (iii) of the preceding sentence, will not be classified as Senior Indebtedness unless at the time it is incurred or comes into existence the party (or representative of the party) to which sums will be due requests that this Note be subordinated to such indebtedness or lease, but subject to the terms and conditions set forth in Paragraph (i) herein. The Company shall provide notice to the Holder of the institution providing Senior Indebtedness and a reasonably detailed summary of the term thereof.

         (c) By its acceptance of this Note, Holder covenants and agrees and each subsequent holder of this Note by its acceptance of this Note covenants and agrees that payment of the sums due or to be due under this Note are expressly subordinated to all Senior Indebtedness in the manner provided herein, and Holder and each subsequent holder of this Note covenant and agree to enter into any further subordination agreement by any holder of Senior Indebtedness, provided, however, that (i) such agreement is reasonable and consistent with the terms and conditions set forth in this Section 7, (ii) before executing such agreement, the Company and the Parent provide the Holder with a certificate of the President and Chief Financial Officer of the Company that the Senior Indebtedness has been approved by the Company's Board of Directors and satisfies the conditions set forth in Section 7(i) herein and (iii) the Company and the Parent agree to promptly reimburse the Holder for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and all expenses and disbursements of counsel) incurred by the Holder in connection with entering into such an agreement.

         (d) Unless otherwise specifically provided in this Section 7, the Company shall be permitted to make all scheduled payments of principal and interest under this Note. No payment on account of any sum due under this Note shall be made, nor shall any assets be applied to purchase, acquire or retire any part of this Note, if at the time of such payment or application or immediately after giving effect thereto any default shall have occurred permitting the holder of any Senior Indebtedness to accelerate the maturity thereof and such default shall not have been cured or waived, provided, that this sentence shall not prohibit payments or applications on this Note if such default or event of default (i) is not a default in the making of any required payment due on any Senior Indebtedness, and (ii) shall continue for a period of 60 days and the holder of the Senior Indebtedness has not accelerated the maturity thereof, except that any future payments on this Note shall again become prohibited if at any later time the holder of the Senior Indebtedness accelerates the maturity thereof.

         (e) If the Holder or any subsequent holder of this Note shall receive any payment in respect of any sum due or to be due under this Note which Holder or any subsequent holder of this Note knows it is not entitled to receive under the provisions of Section 7(d) hereof, it will hold any amount so received in trust for the benefit of the holders of the Senior Indebtedness and will forthwith turn over such payment to such holders of the Senior Indebtedness in the form received to be applied on the Senior Indebtedness upon receipt of written notice from all such holders.

         (f) Neither Holder nor any subsequent holder of this Note will commence any action or proceeding against the Company or any guarantor hereof to recover all or any part of this Note or join with any creditor under any bankruptcy, reorganization, readjustment or arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government, unless Holder or any subsequent holder shall have given the holders of the Senior Indebtedness 60 days notice of its intention to do so and unless the holders of the Senior Indebtedness shall also have the opportunity to join in bringing any such proceedings against the Company.

         (g) In the event of any liquidation, dissolution or other winding up of the Company, or in the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets or any other marshaling of the assets and liabilities of the Company, (i) the holders of the Senior Indebtedness, in the order of their priority, shall first be paid in full before Holder or any subsequent holder of this Note shall be entitled to receive any monies, dividends or other assets in any such proceeding, and (ii) Holder and each subsequent holder of this Note will, at the reasonable request of any holder of Senior Indebtedness, file any claim, proof of claim or other instrument of similar character necessary to enforce the obligations of the Company in respect of this Note and will hold in trust for the benefit of the holders of the Senior Indebtedness, in the order of their priority, and pay over to said holders in the form received, upon receipt of written notice from all such holders, to be applied on Senior Indebtedness in the order of their priority, any and all monies, dividends or other property or assets received in any such proceeding on account of this Note, until all Senior Indebtedness shall have been paid in full.

         (h) At any time and from time to time, the holders of the Senior Indebtedness may, without the consent of or notice to Holder or any subsequent holder of this Note, without incurring responsibility to Holder or any subsequent holder of this Note, and without impairing or releasing any of their rights or any of the obligations of Holder or any subsequent holder of this Note hereunder:

                  (i) subject to Paragraph (i) herein, change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Indebtedness in any manner;

                  (ii) sell, exchange, release or otherwise deal with any property pledged or mortgaged to secure, or howsoever securing, the Senior Indebtedness;

                  (iii) release anyone liable in any manner for the payment or collection of the Senior Indebtedness;

                  (iv) exercise or refrain from exercising any rights against the Company and others, including Holder or any subsequent holder of this Note; and

                  (v) apply any sums by whomsoever paid or however realized to the Senior Indebtedness.

         (i) This Section 7 shall not apply to any indebtedness of the Company or the Parent, and such indebtedness shall not be treated as "Senior Indebtedness" hereunder, if such indebtedness causes the Parent's consolidated debt to equity ratio to exceed : (the "Cap") at any time. Furthermore, with respect to all future indebtedness of the Company and/or the Parent and any amendments, renewals, extensions and refundings of any Senior Indebtedness in existence as of the date hereof ("Future Indebtedness), such Future Indebtedness shall only be treated as Senior Indebtedness hereunder if the Parent and the Company provide the Holder with a projected consolidated statement of cash flows of the Parent, certified by the President and Chief Financial Officer of the Parent as being prepared in good faith and with a reasonable basis therefore and consistent with past practices, that establishes that the incurrence of such Future Indebtedness will not result in the Company's inability to pay all amounts due under this Note on or before the due dates thereof.

8.       General.

         (a) Except as otherwise provided herein, the Company and the Parent hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof. No delay or omission on the part of the Holder in exercising or enforcing any of its right, powers, privileges or remedies hereunder (collectively, "Rights") shall operate as a waiver thereof, and a waiver of any Rights on any one occasion shall not be construed as a bar to or waiver of any Rights on any future occasion.

         (b) In the event that any court having jurisdiction shall determine that any covenant or other provision contained in this Note shall be unreasonable or unenforceable in any respect, then such covenant or other provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such covenant or other provision wholly unenforceable, the remaining covenants and other provisions of this Note shall nevertheless remain in full force and effect.

         (c) This Note is given to evidence debt for business or commercial purposes and shall take effect as a sealed instrument and shall be governed by the law of The Commonwealth of Massachusetts (without giving effect to the conflict of law principles thereof). Any legal action or proceeding with respect to this Note shall be brought in the courts of The Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and, by execution and delivery of this Note, each of the Company and the Parent hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Company, the Parent and the Holder hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Note. Each of the Company, the Parent and the Holder irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof in the manner provided in paragraph (e) of this Section 8.

         (d) This Note shall be binding upon each of the Company and the Parent and its successor and permitted assigns and shall inure to the benefit of the Holder and its successors and permitted assigns. The rights and obligations under this Note shall not be assigned by either the Parent or the Company without the prior written consent of the Holder, which may be given or withheld in its sole discretion. The rights and obligations under this Note shall not be assigned by the Holder without the prior written consent of the Parent and the Company, which may be given or withheld in their sole discretion, provided, however, that the Holder may, without having to obtain such consent, assign this Note and the rights and obligations hereunder (i) to GTI or any of its Affiliates (as such term is defined in the Purchase Agreement); or (ii) as collateral to secure bank or institutional financing of GTI or any of its Affiliates.

         (e) All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by reputable overnight courier by next day, priority, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid.

         If to the Holder:                  Groundwater Technology, Inc.
                                            100 River Ridge Drive
                                            Norwood, MA  02062
                                            Attn: Chief Financial Officer

            with a copy to:                 Groundwater Technology, Inc.
                                            100 River Ridge Drive
                                            Norwood, MA  02062
                                            Attn: General Counsel

         If to the Company or               Nytest Environmental Inc.
         the Parent:                        60 Seaview Boulevard
                                            Port Washington, NY 11050
                                            Attn:  President

            with a copy to:                 Herbert H. Sommer, Esq.
                                            600 Old Country Road
                                            Garden City, NY 11530

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if sent by overnight courier,on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

         (f) No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the parties hereto.

         (g) Except as expressly provided in Section [8.5] of the Purchase Agreement, the obligations of the Company hereunder shall not be reduced to satisfy any other obligations between the Holder (including any of its affiliates) and the Company and/or the Parent pursuant to any other agreement or arrangement between such parties or otherwise.

         (h) If any date that may at any time be specified in this Note as a date for the making of any payment of interest under this Note shall fall on Saturday, Sunday or on a day which in Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

         IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representatives of the Company and the Parent.

                                          NEI/GTEL ENVIRONMENTAL
                                           LABORATORIES, INC.

/s/                                      By: /s/ John Gaspari
-----------------------                      ---------------------------
Witness                                          John Gaspari, President

                                         FOR PURPOSES OF SECTION 2, 6, 7 AND 8
                                         ONLY:

                                         NYTEST ENVIRONMENTAL INC.

                                         By: /s/ John Gaspari
-----------------------                      -------------------------------
Witness                                          John Gaspari, President




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